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                                                                   Exhibit 23.2



INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Pre-Effective Amendment No. 1 to Registration Statement No. 333-85525 of Altiva Financial Corporation (formerly Mego Mortgage Corporation) on Form S-1 of our report dated December 14, 1998, appearing in the Prospectus which is part of this Registration Statement. We also consent to the reference to us under the heading "Experts" in such Prospectus.



/s/  Deloitte & Touche LLP
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DELOITTE & TOUCHE LLP

San Diego, California
October 20, 1999